UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024 (August 16, 2024)

BiomX Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38762	82-3364020
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

708 Quince Orchard Rd, Suite 205 Gaithersburg, MD	20878
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 972-0500

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one warrant	PHGE.U	NYSE American
Common Stock, $0.0001 par value	PHGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

As previously reported in a Current Report on Form 8-K filed by BiomX Inc. (the “Company”) on July 9, 2024, at the annual meeting of the Company’s stockholders held on July 9, 2024, the holders of a majority of the Company’s outstanding shares of common stock, par value $0.0001 per share (the “Common Stock”), voted to approve an amendment to the Company’s certificate of incorporation, as amended (“Certificate of Incorporation”), to effect a reverse stock split of the Common Stock at a ratio in the range of one-for-five (1:5) to one-for-ten (1:10), to be determined in the sole discretion of the Board of Directors of the Company (the “Board”). On August 8, 2024, the Board approved a one-for-ten (1:10) reverse stock split (the “Reverse Stock Split”) of the Common Stock and outstanding units, each consisting of one share of Common Stock and one warrant exercisable for half a share of Common Stock (the “Units”), and authorized the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Certificate of Amendment”) to effect the Reverse Stock Split. The Company plans to file the Certificate of Amendment to effect the Reverse Stock Split as of 12:01 a.m. Eastern Time on August 26, 2024 (the “Effective Time”). The Common Stock and Units are expected to begin trading on the NYSE American on a split-adjusted basis at the start of trading on August 26, 2024.

As a result of the Reverse Stock Split, every ten (10) shares of Common Stock issued and outstanding as of the Effective Time will be converted into one (1) share of Common Stock (the “New Common Stock”). The New Common Stock will have a new CUSIP number of 09090D 301. The Reverse Stock Split does not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth pursuant to the Certificate of Incorporation. No fractional shares of New Common Stock will be issued in connection with the Reverse Stock Split. Stockholders of the Company who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be automatically entitled to receive an additional fraction of a share of the Common Stock to round up to the next whole share.

The Company’s outstanding warrants and equity awards will be adjusted as a result of the Reverse Stock Split, as required by the terms of such warrants and equity awards. The Company’s Units will also undergo a one-for-ten reverse split. The Units will continue to trade on the NYSE American under the existing symbol “PHGE U” and will begin trading on a split-adjusted basis when the market opens on August 26, 2024. The new CUSIP number for the Units following the Reverse Stock Split will be 09090D 400. Holders of Units who otherwise would be entitled to receive fractional Units because they hold a number of Units not evenly divisible by the Reverse Stock Split ratio will be automatically entitled to receive an additional fraction of a Unit to round up to the next whole share. Each unit will continue to represent one share and one warrant exercisable for half a share.

Continental Stock Transfer & Trust Company, the Company transfer agent, will send instructions to stockholders of record who hold stock certificates regarding the exchange of certificates for New Common Stock. Stockholders who hold their shares of Common Stock in book-entry form or in brokerage accounts or “street name” are not required to take any action to effect the exchange of their shares of Common Stock following the Reverse Stock Split.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Safe Harbor

This Form 8-K contains express or implied “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. For example, when BiomX discusses the effective date for the Reverse Stock Split and the date that trading of the New Common Stock will begin on a split-adjusted basis, it is using forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of BiomX’s control. Therefore, investors should not rely on any of these forward-looking statements and should review the risks and uncertainties described under the caption “Risk Factors” in BiomX’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 4, 2024, and additional disclosures BiomX makes in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this Current Report on Form 8-K, and except as provided by law BiomX expressly disclaims any obligation or undertaking to update forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Form of Certificate of Amendment to Certificate of Incorporation of BiomX Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMX INC.

August 16, 2024	By:	/s/ Marina Wolfson
		Name:	Marina Wolfson
		Title:	Chief Financial Officer

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